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                        EXHIBIT 10(p)

                     MATERIAL CONTRACTS

                FOURTH AMENDMENT TO LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 1st day of August, 1997, by PHARMAKINETICS LABORATORIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Obligor"), and NATIONSBANK, N.A., a national banking association (formerly known as "NationsBank, N.A. (Carolinas)" and successor by merger to NationsBank, N.A., which was formerly know as "NationsBank of Virginia, N.A.," NationsBank of Virginia, N.A., being the successor by merger to NationsBank, N.A., which was formerly known as "NationsBank of Maryland N.A." and was the successor by merger to Maryland National Bank) (the"Bank").

                            RECITALS

     A. The Obligor and the Bank entered into a Loan Agreement dated May 13, 1993 (the same, as modified by First Amendment to Loan Agreement dated May 11, 1995, by Second Amendment to Loan Agreement dated July 31, 1996, and by Third Amendment to Loan Agreement dated November 30, 1996, and as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"). The Loan Agreement provides for some of the agreements between the Obligor and the Bank with respect to the "Loans" (as defined in the Loan Agreement), including revolving credit facility in an amount not to exceed $500,000 and term facilities in an original principal amount of $2,400,000.

     B. The Obligor has requested that the Bank waive compliance with the Obligor's Cash Flow Coverage ratio for the period ended
June 30, 1997.

     C. The Bank is willing to agree to the Obligor's request on the condition, among others, that this Agreement be executed.

                          AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligor and the Bank agree as follows:

     1. The Obligor and the Bank agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.


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     2.  The Obligor and the Bank agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $0. The Obligor agrees that the Bank shall not be obligated to make any further advances under the Revolving Credit Note unless all obligations with respect thereto are fully secured by a perfected, unavoidable, first lien pledge of cash deposits held by the Bank.

     3. It is a condition of the Bank's agreements under this Agreement and under the Second Note Modification dated the same date as this Agreement (the "Second Term Note Modification") between the Bank and the Obligor that the Maryland Industrial Development Financing Authority (the "Authority") in writing:

        (a) consent to the execution the execution and delivery of this Second Amendment to Term Note and this Agreement; and

        (b) acknowledge that, with respect to the Amended and Restated Insurance Agreement dated May 13, 1993 (as modified by Modification to Amended and Restated Insurance Agreement dated July 17, 1995, and amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Insurance Agreement") between the Authority and the Bank, (i) there is no Authority's Insurance Premium (as that term is defined in the Insurance Agreement) required under the Insurance Agreement, (ii) the Authority shall refund the Authority's Insurance Premium paid by the Bank in 1997 upon the Authority's receipt of satisfactory proof of such payment, and (iii) if there is any Authority's Insurance Premium in the future such payment shall be due from the Obligor alone and not the Bank.

     4. On the condition that the Obligor shall have complied with the terms and conditions of Paragraph 3 of this Agreement, the Lender hereby waives compliance with the Obligor's Cash Flow Coverage ratio for the period ended June 30, 1997; provided, however that this Paragraph shall not be deemed to waive any defaults under that ratio after the date of this Agreement or after the period stated, or any other defaults arising out of non-compliance by the Obligor with the Loan Agreement or any other agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof.

     5. The Obligor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Obligor agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

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     6.  The Obligor acknowledges and warrants that the Bank has acted in good faith and has conducted in a commercially reasonable manner in its relationships with the Obligor in connection with this Agreement and generally in connection with the Loan Agreement and the Obligations, the Obligor hereby waiving and releasing any claims to the contrary.

     7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Obligor agrees that the Bank may rely on a telecopy of any signature of any Obligor. The Bank agrees that the Obligor may rely on a telecopy of this Agreement executed by the Bank.

     IN WITNESS WHEREOF, the Obligor and the Bank have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:          PHARMAKINETICS LABORATORIES, INC.
/s/ Taryn L. Kunkel         By:/s/ James K. Leslie     (SEAL)
-------------------         ----------------------
                            James K. Leslie
                            President and
                            Chief Executive Officer

WITNESS:                    NATIONSBANK, N.A.
/s/ Katherine Bush          By: /s/ James W. Kirschner (SEAL)
-------------------         --------------------------
                            James W. Kirschner
                            Vice President

                 AGREEMENT OF GUARANTOR

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated May 13, 1993 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the foregoing Bank. In order to induce the Bank to enter into the foregoing Agreement, the undersigned
(a) consents to the transactions contemplated by, and agreements made by the Obligor under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledges and agrees that the Obligations (defined in the Loan Agreement) include, without limitation, the amendments described



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in the foregoing Agreement and that the Obligations are covered by the Guaranty.

WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS:                   PKLB LIMITED PARTNERSHIP
                           By:  PharmaKinetics Laboratories, Inc.
                           General Partner
/s/ Taryn L. Kunkel        By: /s/ James K. Leslie         (SEAL)
-------------------        -----------------------
                           James K. Leslie
                           President and
                           Chief Executive Officer



































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